UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22836

Permal Hedge Strategies Fund II

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2014

PERMAL

HEDGE STRATEGIES FUND II

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

FOR ACCREDITED INVESTORS ONLY

Fund objective

The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Permal Hedge Strategies Fund II for the period since the Fund’s commencement of operations on June 28, 2013 through March 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.permalhsf.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

\

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

April 25, 2014

II	Permal Hedge Strategies Fund II

Investment commentary

Economic review

While the pace was uneven, the U.S. economy continued to grow over the period from the Fund’s commencement of operations on June 28, 2013 through March 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.5% during the second quarter of 2013. The economic expansion accelerated during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The economy then decelerated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The Commerce Department’s initial reading for first quarter 2014 GDP growth, released after the reporting period ended, was 0.1%. The sharp decline in growth was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected downturns in exports and in nonresidential fixed investment, a larger decrease in private inventory investment, a deceleration in PCE [personal consumption expenditures], and a downturn in state and local government spending.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. Unemployment fell to 7.3% in July 2013 and as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.2% in March 2014, close to its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.8% of the 10.5 million Americans looking for work in March 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales fell 0.2% on a seasonally adjusted basis in March 2014 versus the previous month’s sales. However, the NAR reported that the median existing-home price for all housing types was $198,500 in March 2014, up 7.9% from March 2013. The inventory of homes available for sale in March 2014 was 5.0% higher than the previous month at a 5.2 month supply at the current sales pace and 3.1% higher than in March 2013.

The manufacturing sector continued to expand, although it decelerated on several occasions. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded throughout reporting period. It peaked in November 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since

Permal Hedge Strategies Fund II	III

Investment commentary (cont’d)

May 2013. However, the PMI moved up to 53.2 in February and 53.7 in March 2014. During March 2014, fourteen of the eighteen industries within the PMI expanded, versus eleven expanding in January 2014.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion a month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, after the reporting period ended, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion a month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

IV	Permal Hedge Strategies Fund II

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In November 2013, the ECB cut rates from 0.50% to a new record low of 0.25%. While it has since held rates steady, at a press conference following its meeting on April 3, 2014, after the reporting period ended, ECB President Mario Draghi said “The Governing Council is unanimous in its commitment to using also unconventional instruments within its mandate in order to cope effectively with risks of a too prolonged period of low inflation.” In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

April 25, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Permal Hedge Strategies Fund II	V

Fund overview

Q. What is the Fund’s investment strategy?

A. Permal Hedge Strategies Fund II seeks long-term capital appreciation, while attempting to reduce risk and volatility. The Fund pursues its investment objective by investing substantially all of its assets in Permal Hedge Strategies Portfolio (the “Master Fund”), an investment company with substantially the same investment objective, strategies and policies as the Fund. The Fund employs a “fund-of-hedge funds” approach, through its investment in the Master Fund, that provides a means for investors to participate in private investment vehicles typically referred to as hedge funds (“Portfolio Funds”) that are managed by a number of third-party investment managers. This investment program offers access to a broad range of investment strategies with a global fixed-income focus. The types of strategies include:

•	Global fixed-income strategies, such as U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, and emerging market debts;

•	Global event-driven strategies, such as risk arbitrage, distressed debt, special situations, and activists;

•	Global macro strategies, such as discretionary, systematic, and natural resources;

•	To a lesser extent, equity long/short strategies.

The Master Fund employs a dynamic asset allocation process that shifts capital between credit- and non-credit strategies based on the investment subadviser’s, Permal Asset Management LLC (“Permal”), view on the credit markets. The Fund, through its investment in the Master Fund, seeks to produce investment returns that have lower risk than traditional long-only investments and over time produce above-market returns. The combination of various Portfolio Funds that utilize alternative investment strategies, and that are typically less correlated to the market than traditional long-only funds, is expected to produce a portfolio that is less volatile than the general market and less correlated to such market than traditional long-only funds investing in the same market. There is no guarantee this objective will be met.

Permal provides day-to-day portfolio management with respect to the Fund’s and the Master Fund’s assets. Portfolio construction reflects both a top-down and bottom-up approach. The bottom-up process includes idea generation, due diligence and portfolio monitoring with respect to portfolio managers and Portfolio Funds. While portfolio manager selection is primarily a bottom-up approach, Permal establishes a top-down macroeconomic view that forms the basis for setting target allocations for each major strategy and region. The individuals at Permal that have primary responsibility for the day-to-day management of the Fund’s and the Master Fund’s portfolios are Javier F. Dyer and Alexander Pillersdorf.

Q. What were the overall market conditions during the Fund’s reporting period?

A. While most risk assets finished higher, the reporting period was not without volatility. During the reporting period we saw a broad dispersion of returns across markets and sectors, creating an environment that was more conducive for alternative investing.

Permal Hedge Strategies Fund II 2014 Annual Report	1

Fund overview (cont’d)

Although not all data-points have been as strong, the picture of the U.S. economy during the reporting period was one of general improvement. Very notably, fracking has turned the U.S. manufacturing industry to one of the lowest cost producers in the world, especially for industrial segments like chemicals and refiners. One other noteworthy event during the period was the Federal Reserve Board’si beginning of a tapering process for their quantitative easing program. Expectations of tapering, and the improving macroeconomic picture, triggered a sell-off in U.S. Treasuries, with the yield on the ten-year note increasing from 1.85% at March 31, 2013 to 2.72% at March 31, 2014 (the yield rose above 3.0% at one point during the period).

Corporate activity during the period continued at healthy levels, and we continue to believe that companies with access to cheap financing or cash on their balance sheets are likely to engage in mergers and acquisitions (“M&A”) activities. In addition to M&A, there were stock buybacks, corporate restructurings, special dividends and spin-offs, which are all other examples of corporate activity that can be fuelled by large corporate cash balances and shareholder pressure to increase earnings per share. Activism was a strategy that benefited from the environment of rising equity markets, company boards being more willing to listen to ideas for enhancing shareholder returns, and proxy advisory services firms showing willingness to recommend activist-sponsored candidates to join a target company’s board of directors. New distressed debt supply was muted in the U.S., with high yield issuance topping $300 billion and the rate of high yield defaults remaining below the long-term average.

In Europe, defaults were low and capital markets were strong, limiting the supply of distressed debt supply to the most dislocated industries (i.e., real estate and shipping) and a few one-off distressed names. However, we believe there were reasons to expect a pick-up in distressed supply. While investors have talked about distressed investment opportunities in European credit since 2010, it was not until 2013 that an actual pick-up in bank asset sales took place. This change was largely due to (1) the European Central Bank’s (“ECB”)ii aggressive intervention (i.e., ECB President Mario Draghi’s “Whatever it takes” comment), which has resulted in asset prices rising materially; and (2) regulators forcing banks to price non-performing loans books closer to reality. Combined, these actions have closed the bid offer spread and more transactions are taking place. In addition to banks selling assets, another catalyst for distressed debt was ‘new distressed’ opportunities through regional economic weaknesses, with a number of companies accumulating a high degree of financial leverage on their balance sheets.

Of all the markets, emerging markets had the most difficult time during the reporting period, beset by weakening currencies, rising inflation, slowing gross domestic product (“GDP”)iii growth, foreign investor outflows and domestic upheaval. Corporate emerging markets (“EM”) issuance has increased from $45 billion in 2003 to a record $324 billion in 2013, bringing the total outstanding market size to $1.1 trillion (making it comparable in size with the U.S. high yield bond market). The recent explosive growth in EM corporate issuance is in contrast with the exodus of proprietary trading desk money over the last few years,

2	Permal Hedge Strategies Fund II 2014 Annual Report

a situation that leaves an enormous liquidity mismatch.

2014 has started rather more tentatively, with a broad mix of good and bad data points in both emerging and developing markets (although a particularly cold winter may explain softness in economic activity in the U.S.), as well as the start of U.S. tapering. EM, in particular, have struggled to gain traction, wracked by currency crises, slowing economies, and concerns about tapering, which in turn has roiled global markets. Increasingly, however, we are seeing further signs of a diverging trend between various markets.

Q. How did we respond to these changing market conditions?

A. Although high yield defaults are subdued, we continue to like the opportunity set in U.S. liquidations, where the traditional concerns in bankruptcy (i.e., process and valuation risk) are largely mitigated. Today, many of these liquidations offer double-digit annualized rates of return. As an illustration, in late March 2014, Lehman Brothers Holdings Inc. announced in a court filing that its fifth distribution to creditors pursuant to its confirmed chapter 11 plan (made on April 3rd), will total $17.9 billion, taking the total payout to roughly $80.4 billion since it emerged from bankruptcy.

U.S. managers who specialize in long and short credit positions have had more success recently as correlations among single name credits have come down. In particular, short activities, which in recent years have been challenged by the increased liquidity pumped in by central banks, have experienced a significant increase in profitability. We believe this environment looks set to continue and have been increasing the allocations to these managers.

Outside corporate credit, we believe non-agency residential mortgage-backed securities (“RMBS”) continue to offer attractive loss-adjusted yields with large recent mortgage settlements continuing to benefit bond holders. In February, Morgan Stanley agreed to pay $1.25 billion to the Federal Housing Finance Agency (F.H.F.A.) to resolve claims that it had sold poor mortgage securities to Fannie Mae and Freddie Mac. The Morgan Stanley settlement, if it becomes final, will be the third-largest monetary payment by a Wall Street firm to settle an F.H.F.A. lawsuit. We anticipate more of these types of settlements which would benefit this allocation.

Many of the EM focused and global credit managers have identified the liquidation mismatch issue explained in the prior section as both a risk and an opportunity, and while they are steering clear of participating in new issues they are, at the same time, analyzing all new names seeking to profit from the inevitable corrections.

In event driven, having seen healthy levels of deal activity in 2013, we continue to believe that companies with access to cheap financing or cash on their balance sheets are likely to engage in M&A activities. These are unlikely to be isolated to strategic deals, as a significant amount of capital remains uncalled by private equity firms. During the period, we added exposure to a well-known activist manager to take advantage of the positive backdrop to the strategy.

Although macro managers have been operating in a challenging trading environment during the period, they have identified a number of high conviction themes in a number of asset classes (e.g., long developed markets equities, short Japanese Yen,

Permal Hedge Strategies Fund II 2014 Annual Report	3

Fund overview (cont’d)

Long USD, short long-term U.S. rates, long short-term European rates) that we expect will drive performance in a more meaningful manner in the foreseeable future.

Performance review

For the period since the Fund’s commencement of operations on June 28, 2013 through March 31, 2014, Broker Shares of Permal Hedge Strategies Fund II, excluding sales charges, returned 6.45%. The Fund’s unmanaged benchmark, the HFRX Global Hedge Fund Index,iv and the Barclays U.S. Aggregate Indexv, returned 4.60% and 2.28%, respectively, for the same period.

The Fund operates in a master/feeder structure. The Fund pursues its investment objective by investing substantially all of its investable assets in a master fund, Permal Hedge Strategies Portfolio, which has substantially the same investment objective and strategies as the Fund.

Performance Snapshot as of March 31, 2014 (unaudited)
(excluding sales charges)	6 months	Since Commencement of Operations*
Permal Hedge Strategies Fund II:
Broker Shares	5.09%	6.45%
HFRX Global Hedge Fund Index	3.47%	4.60%
Barclays U.S. Aggregate Index	1.70%	2.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the maximum initial sales charge of 3.0% that may apply. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially. To obtain performance data current to the most recent month-end, please visit our website at www.permalhsf.com.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Fund commenced operations on June 28, 2013.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 12, 2013, the gross total annual operating expense ratio for the Fund’s Broker Shares was 13.71%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that the Fund’s total annual Fund operating expenses do not exceed 2.65% for Broker Shares (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, estimated to be 5.66% as of the Fund’s current prospectus dated July 12, 2013, brokerage, interest expense, taxes and extraordinary expenses). This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

4	Permal Hedge Strategies Fund II 2014 Annual Report

The manager is permitted to recapture amounts previously waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. At the close of the reporting period, the Fund’s leading contributors to performance were the allocations to Fixed-Income Hedge and Fixed-Income Long — Developed Markets.

Both allocations benefited from their allocations to U.S. distressed debt, including positions in late-stage bankruptcies, non-agency RMBS securities, and post reorganization equities. In addition to these exposures, Fixed Income — Hedge managers also profited from their long and short books in corporate credit, as correlations among credits have decreased to levels where security selection gets rewarded.

Q. What were the leading detractors from performance?

A. There were no strategies detracting from performance for the period ended March 31, 2014. In fact, there were no negative quarters in terms of performance. The Macro allocation was the worst performing strategy during the reporting period.

Thank you for your investment in Permal Hedge Strategies Fund II. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Javier F. Dyer

Deputy Chief Investment Officer and Portfolio Manager

Permal Asset Management LLC

Alexander Pillersdorf

Portfolio Manager

Permal Asset Management LLC

April 16, 2014

RISKS: An investment in the Fund is illiquid and should be considered speculative. An investment in the Fund entails unique risks because the investment funds or “underlying funds” in which the Fund invests through its investment in the Master Fund are private entities with limited regulatory oversight and disclosure obligations. All investments are subject to risk, including the possible loss of principal. The Fund is a non-diversified closed-end management investment company with a limited history of operations. As a non-diversified investment company, the Fund may be subject to greater risk and volatility than if the Fund’s portfolio were invested in securities of a broader range of issuers. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds in which the Master Fund invests, which can be substantially higher than

Permal Hedge Strategies Fund II 2014 Annual Report	5

Fund overview (cont’d)

fees associated with mutual funds. The Fund, through its investment in the Master Fund, invests in unregistered hedge funds which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant transfer restrictions. Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an investment of an underlying fund declines in value. The Fund, the Master Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Master Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance that these and other strategies used by the Master Fund or underlying funds will be successful. Equity securities are subject to price fluctuation. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds possess greater price volatility, illiquidity, and possibility of default. Because the Fund, through its investment in the Master Fund, invests in underlying funds, the managers may not be able to shift allocations in time to capture an immediate or sudden spike in the market. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, investor requirements, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

6	Permal Hedge Strategies Fund II 2014 Annual Report

Statement of assets and liabilities

March 31, 2014

Assets
Investment in Permal Hedge Strategies Portfolio, at value	$18,830,456
Cash	118,212
Investments in Permal Hedge Strategies Portfolio paid in advance	1,555,500
Deferred offering expenses	65,947
Receivable for reimbursement from adviser	51,839
Total Assets	20,621,954

Liabilities
Contributions received in advance	1,555,500
Professional fees payable	61,719
Service and/or distribution fees payable	12,609
Trustees’ fees payable	184
Accrued expenses	39,540
Total Liabilities	1,669,552
Total Net Assets	$18,952,402

Net Assets
Paid-in capital (Note 3)	$18,100,718
Accumulated net investment loss	(442,262)
Accumulated net realized gain on investments allocated from Permal Hedge Strategies Portfolio	103,479
Accumulated net unrealized appreciation allocated from Permal Hedge Strategies Portfolio	1,190,467
Total Net Assets	$18,952,402

Shares Outstanding:
Broker Shares	1,799,119

Net Asset Value:
Broker Shares	$10.53

See Notes to Financial Statements.

Permal Hedge Strategies Fund II 2014 Annual Report	7

Statement of operations

For the Period Ended March 31, 2014†

Investment Income
Income from Permal Hedge Strategies Portfolio	$5,857
Allocated expenses from Permal Hedge Strategies Portfolio	(345,700)
Allocated waiver from Permal Hedge Strategies Portfolio	126,332
Total Investment Loss	(213,511)

Fund Expenses
Offering expenses (Note 1)	193,282
Service and/or distribution fees (Note 2)	95,322
Professional fees	87,150
Printing expenses	52,835
Organizational fees (Note 1)	32,750
Administration fees	20,925
Registration fees	13,075
Excise tax	5,000
Custodian fees	3,064
Trustees’ fees	1,656
Miscellaneous expenses	3,552
Total Operating Expenses	508,611
Less: Fee waivers and/or expense reimbursements (Note 2)	(412,433)
Net Expenses	96,178
Net Investment Loss	(309,689)
Net Realized Gain on Investments from Permal Hedge Strategies Portfolio	103,479
Net Change in Unrealized Appreciation from Investments in Permal Hedge Strategies Portfolio	1,190,467
Net Increase in Net Assets Resulting from Operations	$984,257

†	For the period June 28, 2013 (commencement of operations) to March 31, 2014.

See Notes to Financial Statements.

8	Permal Hedge Strategies Fund II 2014 Annual Report

Statement of changes in net assets

For the Period Ended March 31, 2014†

Net Increase (Decrease) in Net Assets:
Net investment loss	$(309,689)
Net realized gain	103,479
Net change in unrealized appreciation	1,190,467
Net Increase in Net Assets Resulting From Operations	984,257

Distributions to Shareholders From (Notes 1 and 4)
Net investment income	(175,000)
Decrease in Net Assets From Distributions to Shareholders	(175,000)

Fund Share Transactions (Note 3):
In-kind capital contribution	13,281,935
Net proceeds from sale of shares	4,687,335
Reinvestment of distributions	173,875
Increase in Net Assets From Fund Share Transactions	18,143,145
Increase in Net Assets	18,952,402

Net Assets
Beginning of period	—
End of period*	$18,952,402
*Includesaccumulated net investment loss of:	$(442,262)

†	For the period June 28, 2013 (commencement of operations) to March 31, 2014.

See Notes to Financial Statements.

Permal Hedge Strategies Fund II 2014 Annual Report	9

Statement of cash flows

For the Period Ended March 31, 2014†

Cash Used in Operating Activities
Net increase in net assets resulting from operations	$984,257
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Purchase of investment in Permal Hedge Strategies Portfolio	(4,568,001)
Net realized gain on investments in Permal Hedge Strategies Portfolio	(103,479)
Net change in unrealized appreciation from investments in Permal Hedge Strategies Portfolio	(1,190,467)
Net investment gain allocated from Permal Hedge Strategies Portfolio	213,511
Increase in investments in Permal Hedge Strategies Portfolio paid in advance	(1,555,500)
Increase in deferred offering expenses	(65,947)
Increase in receivable for reimbursement from adviser	(51,839)
Increase in professional fees payable	61,719
Increase in service and/or distribution fees payable	12,609
Increase in trustees’ fees payable	184
Increase in accrued expenses	39,540
Net Cash Used in Operating Activities	(6,223,413)

Cash Provided by Financing Activities
Proceeds from issuance of shares	6,342,750
Distributions paid	(1,125)
Net Cash Provided by Financing Activities	6,341,625

Cash
Net increase in cash	118,212
Cash at beginning of period	—
Cash at end of period	$118,212

Supplemental Non-Cash Information
Reinvestment of distributions	$173,875
In-kind capital contribution of investment in Permal Hedge Strategies Portfolio	$13,182,020

†	For the period June 28, 2013 (commencement of operations) to March 31, 2014.

See Notes to Financial Statements.

10	Permal Hedge Strategies Fund II 2014 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout the period ended March 31, 2014:
Broker Shares	2014[1]

Net asset value per share, beginning of period:	$10.00

Income (loss) from investment operations:[2]
Net investment loss	(0.21)
Net realized and unrealized gain	0.85
Total income from investment operations	0.64
Distributions from net investment income	(0.11)
Total distributions	(0.11)

Net asset value per share, end of period:	$10.53

Net assets, end of period (000s)	$18,952
Total return[3]	6.45%

Ratios to average net assets:
Gross expenses[4,5,6]	7.17%
Net expenses[4,5,6,7,8]	2.65%
Net investment loss[4]	(2.60)%

Portfolio turnover	5%[9]

The above ratios may vary for individual investors based on the timing of Fund share transactions during the period.

[1]	For the period June 28, 2013 (commencement of operations) to March 31, 2014.

[2]	Per share data for income (loss) from investment operations is computed using the net income (loss) for the period divided by the average monthly shares.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guaranteed of future results. The total returns for periods less than one year have not been annualized.

[4]	Annualized.

[5]	Does not include expenses of the Portfolio Funds in which Permal Hedge Strategies Portfolio invests.

[6]	Includes the Fund’s share of Permal Hedge Strategies Portfolio’s allocated expenses.

[7]

As a result of an expense limitation arrangement, the ratio of expenses (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses) to average net assets of Broker Shares did not exceed 2.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Represents the portfolio turnover rate of Permal Hedge Strategies Portfolio.

See Notes to Financial Statements.

Permal Hedge Strategies Fund II 2014 Annual Report	11

Notes to financial statements

1. Organization and significant accounting policies

Permal Hedge Strategies Fund II (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is a “feeder” fund in a “master feeder” structure and invests substantially all of its assets in Permal Hedge Strategies Portfolio, a Maryland statutory trust (the “Master Fund”). The Master Fund employs a “fund-of hedge funds” investment program that provides a means for the Fund to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”). On June 27, 2013, Permal Hedge Strategies Fund I, an affiliated feeder fund that also invests substantially all of its assets in the Master Fund, declared a special distribution in the aggregate amount of approximately 59% of its interest in the Master Fund, a substantial portion of which was subsequently invested in the Fund. The financial statements of the Master Fund, including its schedule of investments and notes to financial statements, are an integral part of these financial statements and should be read in conjunction with these financial statements. The Fund offers one class of shares (the “Shares” or the “Broker Shares”).

The Fund has substantially the same investment objective and strategies as the Master Fund. The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Fund, through its investment in the Master Fund, will provide its shareholders with access, through investments in the Portfolio Funds, to a broad range of investment strategies which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Fund records its investment in the Master Fund at value. The value of such investment in the Master Fund reflects the Fund’s proportionate interest (58% at March 31, 2014) in the net assets of the Master Fund. The performance of the Fund is directly affected by the performance of the Master Fund. Valuation of the investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements, which are attached to this report.

12	Permal Hedge Strategies Fund II 2014 Annual Report

U.S. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Master Fund are discussed in Note 1(a) of the Master Fund’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Net asset value determination. The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth in Note 1(a) of the Master Fund’s Notes to Financial Statements, which are included elsewhere in this report or as may be determined from time to time pursuant to policies established by the Board of Trustees (the “Board”). The net asset value of the Fund will equal the value of the Fund’s total assets including its investment in the Master Fund, less all of its liabilities, including accrued fees and expenses. The net asset value per share of each class will equal the net asset value of the class divided by the number of outstanding shares for each class.

(c) Cash. The cash at March 31, 2014 consists of deposit accounts with The Bank of New York Mellon. Such cash, at times, may exceed U.S. federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(d) Investment transactions and investment income. Purchases and sales of interest in the Master Fund are recorded on a trade-date basis and related revenues and expenses are recorded on an accrual basis. The Fund adopted the tax allocation rules provided for in Section 704(b) of the Internal Revenue Code. Accordingly, its proportionate share of the Master Fund’s income, expenses, realized and unrealized gains and losses are allocated monthly using the aggregate method. In addition, the Fund records its own investment income and operating expenses on an accrual basis.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) U.S. federal and other taxes. It is the Fund’s policy to comply with the U.S. federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no U.S. federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2014, no provision for income tax is

Permal Hedge Strategies Fund II 2014 Annual Report	13

Notes to financial statements (cont’d)

required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for the current tax year are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Organization and offering costs. Organization costs of $32,750, which have been incurred through March 31, 2014, were expensed by the Fund and will be reimbursed by the investment manager. Offering expenses of $259,229, which have been incurred through March 31, 2014, have been deferred and will be amortized to expense over the first twelve months of operations on a straight-line basis. As of March 31, 2014, the remaining deferred offering expenses were $65,947.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Paid-in Capital
(a)	$42,427	$(42,427)

(a)	Reclassifications are primarily due to a non-deductible excise tax and non-deductible offering costs paid by the Fund.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as investment manager (the “Manager”) and is responsible for the day-to-day operations of the Fund and the Master Fund. Permal Asset Management LLC (“Permal”) is the Fund’s and the Master Fund’s sub-adviser (the “sub-advisor”) and is a member of The Permal Group, owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. LMPFA delegates to Permal the day to day portfolio management of the Fund and the Master Fund. LMPFA is a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”). Permal Group Ltd. is a subsidiary of Legg Mason.

Under the investment management agreement between the Master Fund and LMPFA, the Master Fund pays an investment management fee, calculated and paid monthly, at an annual rate of 1.10% of the Master Fund’s average monthly managed assets. “Managed assets” means net assets plus the principal amount of any borrowings and assets attributable to any preferred shares that may be outstanding.

The management fee and related terms of the Fund’s investment management agreement with LMPFA are substantially the same as the terms of the Master Fund’s investment management agreement with LMPFA, except that pursuant to the Fund’s investment management agreement, no management fee is payable by the Fund so long as the Fund invests all of its assets in the Master Fund.

LMPFA has agreed to waive fees and/or reimburse expenses (including organization and offering expenses) to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Broker Shares will not exceed 2.65% (excluding fees and expenses, including

14	Permal Hedge Strategies Fund II 2014 Annual Report

incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board’s consent.

The Master Fund will bear its own similar fees and expenses, including the management fee. It also pays fees and expenses incidental to the purchase, holding and sale of interests in, and bears a pro rata share of the fees, including, but not limited to, any commitment fees, and expenses of, any Portfolio Fund and recurring investment-related expenses, including, but not limited to, the management fee, brokerage commissions, dealer mark-ups, and other transactions costs on cash management; interest expense on any borrowings; and any subscription or redemption charges imposed by the Portfolio Funds. These expenses are indirectly borne, on a pro rata basis, by the Fund.

During the period ended March 31, 2014, fees waived and/or expenses reimbursed by LMPFA for the Master Fund and the Fund amounted to $538,765.

LMPFA is also permitted to recapture amounts waived or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense if the Fund’s total annual Fund operating expenses have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result in the Fund’s total annual Fund operating expenses exceeding the limit described above.

Pursuant to these arrangements, at March 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Expires March 31, 2017	$412,433

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason, serves as principal underwriter and distributor of the Fund. The Fund pays LMIS a shareholder services fee of 0.25% of the Fund’s average monthly net assets attributable to Broker Shares and a distribution fee of 0.55% of the Fund’s average monthly net assets attributable to Broker Shares, each on an annualized basis. LMIS will generally pay substantially all of these ongoing fees to dealers, except with respect to shares sold by LMIS.

There is a maximum initial sales charge of 3.00% of the amount invested in Broker Shares, with breakpoints generally based on size of investment. For the period ended March 31, 2014, LMIS and affiliates did not receive any sales charges on sales of the Fund’s Broker Shares.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Shares of beneficial interest

Shares in the Fund (“shares”) are sold to eligible investors (“shareholders”) who meet the definition of an accredited investor as defined in Regulation D under the Securities Act of

Permal Hedge Strategies Fund II 2014 Annual Report	15

Notes to financial statements (cont’d)

1933. The minimum initial investment in the Broker Shares from each shareholder is $25,000; the minimum additional investment is $10,000.

At March 31, 2014, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. The Fund intends to accept initial and additional purchases of shares as of the first business day of each calendar month. The Fund reserves the right to reject, in whole or in part, any purchase of shares and may suspend the offering of shares at any time and from time to time. The Fund may from time to time repurchase shares from shareholders at the net asset value per share pursuant to written tenders by shareholders, and on those terms and conditions as the Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendation of LMPFA, in consultation with Permal. LMPFA, in consultation with Permal, expects that generally it will recommend to the Board that the Fund repurchase shares from shareholders quarterly, with such repurchases based on fund valuations as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, with such repurchases to occur as of the immediately preceding business day).

Transactions in shares of each class were as follows:

	Period Ended March 31, 2014†
	Shares	Amount
Broker Shares
In-kind capital contribution	1,328,202	$13,281,935
Shares issued	454,214	4,687,335
Shares issued on reinvestment	16,703	173,875
Net increase	1,799,119	$18,143,145

†	For the period June 28, 2013 (commencement of operations) to March 31, 2014.

16	Permal Hedge Strategies Fund II 2014 Annual Report

4. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended March 31, 2014, were as follows:

2014
Distributions paid from:
Ordinary income	$175,000

As of March 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$261,525
Undistributed long-term capital gains—net	190,316
Total undistributed earnings	$451,841
Other book/tax temporary differences (a)	(151,401)
Unrealized appreciation (depreciation) (b)	551,244
Total accumulated earnings (losses)—net	$851,684

(a)	Other book/tax temporary differences are attributable primarily to the timing of the deductibility of various expenses

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between the book and tax cost basis of investments in passive foreign investment companies marked to market for tax purposes and book/tax differences in the income and realized gains allocated from Permal Hedge Strategies Portfolio.

5. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210)—Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”), Balance Sheet (Topic 210)—Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

6. Subsequent events

Subsequent to period end, the Fund received additional capital contributions of $1,690,000.

Management has evaluated the impact of all subsequent events on the Fund through the date financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

Permal Hedge Strategies Fund II 2014 Annual Report	17

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Permal Hedge Strategies Fund II:

We have audited the accompanying statement of assets and liabilities of Permal Hedge Strategies Fund II (the “Fund”) as of March 31, 2014, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the period from June 28, 2013 (commencement of operations) to March 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of March 31, 2014 by examination of the underlying Permal Hedge Strategies Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Permal Hedge Strategies Fund II as of March 31, 2014, the results of its operations and cash flows, the changes in its net assets and the financial highlights for the period from June 28, 2013 (commencement of operations) to March 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 23, 2014

18	Permal Hedge Strategies Fund II 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Permal Hedge Strategies Fund II (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Independent Trustees†:
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

Emeritus Professor of French and Italian (since 2014) and formerly, Professor of French and Italian (2009 to 2014) at Drew University, formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)

Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Permal Hedge Strategies Fund II	19

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

20	Permal Hedge Strategies Fund II

Independent Trustees cont’d
Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

Visiting Professor of Law, Harvard University Law School (January 2014 to June 2014); Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Trustee and Officer:
Kenneth D. Fuller[2]
Year of birth	1958
Position(s) held with Fund[1]	Trustee, Chairman, President and Chief Executive Officer
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).

Number of portfolios in fund complex overseen by Trustee (including the Fund)	158
Other board memberships held by Trustee during past five years	None

Permal Hedge Strategies Fund II	21

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

22	Permal Hedge Strategies Fund II

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Permal Hedge Strategies Fund II	23

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

24	Permal Hedge Strategies Fund II

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Permal Hedge Strategies Fund II	25

Dividend reinvestment plan (unaudited)

Holders of shares of beneficial interest, par value $0.00001 per share (the “Shares”) of Permal Hedge Strategies Fund II (the “Fund”) who participate (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) are advised as follows:

1. Enrollment of Participants. Each holder of Shares (a “Shareholder”) will automatically be a Participant. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary firm through which the Shareholder acquired Shares (an “Intermediary”)) must contact the nominee regarding the Shareholder’s status under the Plan.

2. The Plan Agent. The Bank of New York Mellon (the “Plan Agent”) will act as Plan Agent for each Participant.

3. Distributions. If the Fund declares income dividends and/or capital gains distributions (collectively, “Distributions”) payable either in Shares or in cash, non-participants in the Plan will receive Shares (in the case of a share distribution) or cash (in the case of a cash distribution), and Participants will receive Shares (in the case of a share distribution) or, in the case of a cash distribution, the equivalent amount in Shares. To the extent that a Participant reinvests Distributions in additional Shares, the Participant will receive an amount of Shares of the Fund equal to the amount of the Distribution on that Participant’s Shares divided by the net asset value per Share (“NAV”) of the Fund determined on the next valuation date following the record date for the payment of the applicable Distribution by the Fund.

4. Opt-Out. A Participant wishing to receive cash must affirmatively elect to receive both income dividends and capital gain distributions, if any, in cash. A Participant holding Shares through an Intermediary may elect to receive cash by notifying the Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time, subject to the provisions of Section 9 below.

5. Recordkeeping. The Plan Agent will reflect each Participant’s Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form. Each Participant will be sent a confirmation by the Plan Agent of each acquisition made for his, her or its account as soon as practicable, but not later than 60 days after the date thereof. Distributions on fractional Shares will be credited to each Participant’s account to three decimal places. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the NAV of Shares at the time of termination. Any Share Distributions or split shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts.

6. Fees. The Plan Agent’s service fee for handling Distributions will be paid by the Fund.

26	Permal Hedge Strategies Fund II

7. Termination of the Plan. The Plan may be terminated by the Fund at any time upon written notice mailed to the Participants at least 30 days prior to the record date for the payment of any Distribution by the Fund for which the termination is to be effective.

8. Amendment of the Plan. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to Participants at least 30 days prior to the record date for the payment of any Distribution by the Fund for which the amendment is to be effective.

9. Withdrawal from the Plan. Participants may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at BNY Investors Services c/o Permal Hedge Strategies Fund II, 400 Bellevue Parkway, Wilmington, DE 19809, Mail Stop 19C-0204 or by calling the Plan Agent at 866-211-4521. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Shares.

10. Standard of Care. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but the Plan Agent assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith or willful misconduct of the Plan Agent or its employees.

11. Applicable Law. These terms and conditions shall be governed by the laws of the State of New York.

Permal Hedge Strategies Fund II	27

Schedule of investments

March 31, 2014

Permal Hedge Strategies Portfolio

	Cost	Fair Value	% of Net Assets
Investments in Portfolio Funds
Event Driven
Empyrean Capital Overseas Fund, Ltd.*(b) (d)	$1,050,000	$1,058,463	3.27%
Fortelus Special Situations Fund, Ltd.*(h)	179,272	189,898	0.59
H Offshore Fund, Ltd.*(b)(d)	650,000	1,154,322	3.57
OZ Overseas Fund II, Ltd.*(b)	1,400,000	1,672,709	5.17
Third Point Offshore Fund, Ltd.*(b)	833,978	1,212,706	3.75
Trian Partners, Ltd.*(b)	500,000	587,009	1.81
York Investment, Ltd.*(b)	1,200,000	1,565,597	4.84
Total Event Driven	5,813,250	7,440,704	23.00
Fixed Income Hedge
Apollo Strategic Value Offshore Fund, Ltd.*(i)	37,974	31,174	0.10
Canyon Balanced Fund (Cayman), Ltd.*(b)(d)	1,200,000	1,691,482	5.23
Gracie International Credit Opportunities Fund, Ltd.*(b)	1,525,000	1,470,731	4.54
JAE Credit Fund Ltd.*(a)	1,325,000	1,416,764	4.38
New Generation Turnaround Fund, Ltd.*(a)(f)	600,000	821,541	2.54
Paulson Credit Opportunities, L.P.*(b)(d)	362,476	480,489	1.48
River Birch International, Ltd.*(b)(d)	1,150,000	1,233,104	3.81
Standard General Offshore Fund, Ltd.*(b)(d)	850,000	853,519	2.64
Stone Lion Fund, Ltd.*(b)(d)	650,000	853,604	2.64
York Credit Opportunities Unit Trust*(b)	800,000	1,113,102	3.44
Total Fixed Income Hedge	8,500,450	9,965,510	30.80
Fixed Income Long — Developed Markets
Contrarian Fund I Offshore, Ltd.*(c)	500,000	715,871	2.21
LibreMax Offshore Fund, Ltd.*(b)(d)	1,315,000	1,509,737	4.67
Monarch Debt Recovery Fund, Ltd.*(c)(g)	1,100,000	1,490,088	4.60
Thoroughbred Offshore Fund, Ltd.*(c)(e)	974,574	1,354,517	4.19
Total Fixed Income Long — Developed Markets	3,889,574	5,070,213	15.67
Fixed Income Long — Emerging Markets
Contrarian Emerging Markets Offshore Fund, Ltd.*(b)	1,000,000	1,203,944	3.72
Emerging Market Currency Fund*(b)(d)	350,000	418,320	1.29
Total Fixed Income Long — Emerging Markets	1,350,000	1,622,264	5.01
Macro
BlueTrend Fund, Ltd.*(a)	850,000	728,887	2.25
Caxton Global Investments, Ltd.*(b)	1,150,000	1,271,465	3.93
Explorer Global Fund, Ltd.*(b)(d)	500,000	621,467	1.92
Gavea Fund, Ltd.*(a)	850,000	844,215	2.61
London Select Fund Ltd.*(a)	1,050,000	1,147,729	3.55
Moore Macro Managers Fund, Ltd.*(b)	900,000	978,962	3.03

See Notes to Financial Statements.

28	Permal Hedge Strategies Portfolio 2014 Annual Report

Permal Hedge Strategies Portfolio

	Cost		Fair Value	% of Net Assets
Macro — continued
The Tudor BVI Global Fund, Ltd.*(b)	$1,000,000		$ 1,145,926	3.54%
Total Macro	6,300,000		6,738,651	20.83
Total Investments in Portfolio Funds	$25,853,274	#	30,837,342	95.31
Other Assets Less Liabilities			1,517,088	4.69
Net Assets			$32,354,430	100%

Note: Investments in underlying Portfolio Funds are categorized by investment strategy.

*	Non-income producing securities.

(a)	Redemptions permitted monthly.

(b)	Redemptions permitted quarterly.

(c)	Redemptions permitted annually.

(d)	Subject to investor level gates if a significant portion of the investment is redeemed.

(e)	Subject to a minimum lock-up period.

(f)	$114,085 of this investment is subject to a minimum lock-up period.

(g)	$118,860 of this investment is subject to a minimum lock-up period.

(h)

Permal Hedge Strategies Portfolio’s interest in the Portfolio Fund is held in a side pocket and is redeemable only when the underlying investment is realized or converted to regular interest in the Portfolio Fund.

(i)

Permal Hedge Strategies Portfolio’s interest in the Portfolio Fund is in liquidation. In addition to any redemption proceeds that may have already been received, Permal Hedge Strategies Portfolio will continue to receive proceeds periodically as the Portfolio Fund is able to liquidate the underlying investments.

#	Aggregate cost for U.S. federal income tax purposes is $29,059,369.

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2014 Annual Report	29

Statement of assets and liabilities

March 31, 2014

Assets
Investments in Portfolio Funds, at fair value (Cost — $ 25,853,274)	$30,837,342
Cash	921,426
Investments in Portfolio Funds paid in advance	3,100,000
Redemptions receivable from Portfolio Funds	251,845
Due from affiliate	10,144
Deferred offering expenses	4,315
Receivable for reimbursement from adviser	27,761
Total Assets	35,152,833

Liabilities
Contributions received in advance	2,530,500
Professional fees payable	205,488
Management fees payable	29,660
Trustees’ fees payable	1,063
Accrued expenses	31,692
Total Liabilities	2,798,403
Total Net Assets	$32,354,430

Net Assets Consist of
Investors’ capital	$27,370,362
Net unrealized appreciation/depreciation	4,984,068
Total Net Assets	$32,354,430

See Notes to Financial Statements.

30	Permal Hedge Strategies Portfolio 2014 Annual Report

Statement of operations

For the Period Ended March 31, 2014†

Investment Income
Income	$10,350
Total Investment Income	10,350

Fund Expenses
Investment management fee (Note 2)	251,509
Professional fees	246,338
Administration fees	128,367
Organizational fees (Note 1)	15,838
Offering expenses (Note 1)	9,826
Trustees’ fees	3,670
Custodian fees	1,918
Miscellaneous expenses	21,256
Total Operating Expenses	678,722
Less: Fee waivers and /or expense reimbursements (Note 2)	(220,048)
Net Expenses	458,674
Net Investment Loss	(448,324)
Net Realized Gain from Investments in Portfolio Funds	160,930
Net Change in Unrealized Appreciation from Investments in Portfolio Funds	1,806,417
Net Increase in Net Assets Resulting from Operations	$1,519,023

†	For the period June 12, 2013 (commencement of operations) to March 31, 2014.

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2014 Annual Report	31

Statement of changes in net assets

For the Period Ended March 31, 2014†

Operations:
Net investment loss	$(448,324)
Net realized gain from investments in Portfolio Funds	160,930
Net change in unrealized appreciation from investments in Portfolio Funds	1,806,417
Net Increase in Net Assets Resulting from Operations	1,519,023

Capital Transactions (Note 3):
In-kind capital contribution	24,491,020
Proceeds from contributions	19,526,407
Value of withdrawals	(13,182,020)
Net Increase in Net Assets from Capital Transactions	30,835,407
Increase in Net Assets	32,354,430

Net Assets
Beginning of period	—
End of period	$32,354,430

†	For the period June 12, 2013 (commencement of operations) to March 31, 2014.

See Notes to Financial Statements.

32	Permal Hedge Strategies Portfolio 2014 Annual Report

Statement of cash flows

For the Period Ended March 31, 2014†

Cash Used in Operating Activities
Net increase in net assets resulting from operations	$1,519,023
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Purchases of investments in Portfolio Funds	(6,650,000)
Proceeds from the disposition of investments in Portfolio Funds	1,042,378
Net realized gain on investments in Portfolio Funds	(160,930)
Net change in unrealized appreciation from investments in Portfolio Funds	(1,806,417)
Increase in investments in Portfolio Funds paid in advance	(3,100,000)
Increase in receivable for reimbursement from adviser	(27,761)
Increase in Due from affiliate	(10,144)
Increase in deferred offering expenses	(4,315)
Increase in professional fees payable	205,488
Increase in management fees payable	29,660
Increase in trustees’ fees payable	1,063
Increase in accrued expenses	31,692
Net Cash Used in Operating Activities	(8,930,263)

Cash Provided by Financing Activities
Proceeds from contributions	23,033,709
Value of withdrawals	(13,182,020)
Net Cash Provided by Financing Activities	9,851,689

Cash
Net increase in cash	921,426
Cash at beginning of period	—
Cash at end of period	$921,426

Supplemental Non-Cash Information
In-kind capital contribution	$23,514,218

†	For the period June 12, 2013 (commencement of operations) to March 31, 2014.

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2014 Annual Report	33

Financial highlights

For the period ended March 31:
2014[1]

Net assets, end of period (000s)	$32,354
Total return[2]	5.49%[3]

Ratios to average net assets:
Gross expenses[4,5]	2.97%
Net expenses[4,5,6]	2.01%
Net investment loss[4,7]	(1.96)%

Portfolio turnover	5%

[1]	For the period June 12, 2013 (commencement of operations) to March 31, 2014.

[2]

Where applicable, total investment returns exclude the effects of any sales charges. Permal Hedge Strategies Portfolio is a closed-end fund, the shares of which are offered to the feeder funds. No secondary market for Permal Hedge Strategies Portfolio’s shares exists. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. The total return for periods less than one year has not been annualized.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Does not include expenses of the Portfolio Funds in which Permal Hedge Strategies Portfolio invests.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Does not include income or expenses of the Portfolio Funds in which Permal Hedge Strategies Portfolio invests.

See Notes to Financial Statements.

34	Permal Hedge Strategies Portfolio 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Permal Hedge Strategies Portfolio (the “Master Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On June 12, 2013, Permal Hedge Strategies Fund I transferred substantially all of its assets to the Master Fund in return for an interest in the Master Fund. The Master Fund employs a “fund-of-hedge funds” investment program that provides a means for investors to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”).

The Master Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Master Fund will provide its shareholders, through investments primarily in the Portfolio Funds, with access to a broad range of investment strategies with a global fixed income focus, which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Master Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Master Fund primarily invests in Portfolio Funds. The net asset values of Portfolio Funds (“Underlying NAV”) are generally not readily available from pricing vendors, nor are they calculable independently by Permal Asset Management LLC. (“Permal”), the Master Fund’s sub-adviser, or the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). Therefore, pursuant to the valuation procedures, the Master Fund, under the direction of the Valuation Committee and recommendations from Permal, fair values the Master Fund’s interests in the Portfolio Funds as of each date upon which the Master Fund calculates its net asset value (“NAV Date”). The Master Fund values, using the net asset value as a practical expedient to form the basis of fair value, each underlying Portfolio Fund as of the NAV Date primarily in reliance on the most recent underlying NAV supplied by the Portfolio Fund’s third party administrator. In the event that a Portfolio Fund’s third party administrator does not report an Underlying NAV to the Master Fund on a timely basis, the Master Fund determines the fair value of its investment in such Portfolio Fund based on a valuation report provided by the Portfolio Fund, as well as any other relevant information available at the NAV Date. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market

Permal Hedge Strategies Portfolio 2014 Annual Report	35

Notes to financial statements (cont’d)

price and are fair valued by the Portfolio Managers and/or their administrators. In the event the Underlying NAV is not as of the NAV Date, Permal will use benchmarks or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Master Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the Underlying NAV.

Prior to investing in any Portfolio Fund, Permal conducts a due diligence review of the valuation methodology utilized by a Portfolio Fund’s third party administrator, which utilizes market values when available and otherwise utilizes principles of fair value consistent with U.S. GAAP.

The Board of Trustees (the “Board”) is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Valuation Committee. The Valuation Committee, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Master Fund’s pricing policies, and reporting to the Board.

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Master Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Fund is permitted to fully liquidate its interest in the Portfolio Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket. At March 31, 2014, $189,898 or 0.6% of the Master Fund’s net assets was invested in a side pocket maintained by a Portfolio Fund.

As a general matter, the fair value of the Master Fund’s investment in a Portfolio Fund represents the amount that the Master Fund can reasonably expect to receive if the Master Fund’s investment was redeemed in an orderly transaction at the time of valuation. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually. The Portfolio Funds generally require advance notice of an investor’s intent to redeem its interest, and may, depending on the Portfolio Funds’ governing agreements, deny or delay a redemption request. The underlying investments of each Portfolio Fund are accounted for at fair value in accordance with U.S. GAAP. The Portfolio Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

The Master Fund considers whether an adjustment should be made to an Underlying NAV when the Underlying NAV does not represent fair value consistent with U.S. GAAP or when it is probable that the Master Fund will sell a portion of the Portfolio Fund at an amount different from the Underlying NAV. No adjustments were made to the Underlying NAVs as of March 31, 2014.

36	Permal Hedge Strategies Portfolio 2014 Annual Report

U.S. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•

Level 2 — other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Master Fund has the ability to fully redeem at net asset value as of the measurement date or within the near term)

•

Level 3 — significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Master Fund does not have the ability to fully redeem at net asset value as of the measurement date or within the near term)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used in valuing the Master Fund’s investments carried at fair value:

Description	Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Portfolio Funds
Event driven	—	$7,250,806	$189,898	$7,440,704
Fixed income hedge	—	9,580,006	385,504	9,965,510
Fixed income long — developed markets	—	3,596,836	1,473,377	5,070,213
Fixed income long — emerging markets	—	1,622,264	—	1,622,264
Macro	—	6,738,651	—	6,738,651
Total investments in Portfolio Funds	—	$28,788,563	$2,048,779	$30,837,342

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Strategy	Event Driven	Fixed Income Hedge	Fixed Income Long — Developed Markets	Total
Balance, as of June 12, 2013†	$290,823	$274,488	$2,663,937	$3,229,248
Realized gain (loss)[1]	1,318	(2,539)	38,206	36,985
Change in unrealized appreciation (depreciation)[2]	25,366	34,842	286,560	346,768
Sales	(15,053)	(21,287)	(144,099)	(180,439)
Purchases	—	100,000	—	100,000
Transfers out of Level 3[3]	(112,556)	—	(1,371,227)	(1,483,783)
Balance, as of March 31, 2014	$189,898	$385,504	$1,473,377	$2,048,779
Net change in unrealized appreciation (depreciation) for investments in Portfolio Funds still held at March 31, 2014[2]	$13,611	$34,842	$286,560	$335,013

Permal Hedge Strategies Portfolio 2014 Annual Report	37

Notes to financial statements (cont’d)

The Master Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

†	On June 12, 2013, the investments in Portfolio Funds in Permal Hedge Strategies Fund (currently Permal Hedge Strategies Fund I) were transferred to Permal Hedge Strategies Portfolio.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the Master Fund having the ability to fully redeem at net asset value as of the measurement date or within the near term.

The following is a summary of the investment strategies, liquidity, redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held by the Master Fund as of March 31, 2014. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect their liquidity. The Master Fund had no unfunded capital commitments as of March 31, 2014.

Global fixed income strategies can include U.S. and non-U.S. fixed income hedge, fixed income arbitrage, convertible arbitrage, asset-backed securities, long-only, high yield, and emerging markets debt. U.S. and non-U.S. fixed income hedge generally involve Portfolio Managers taking both long and short positions in credit related instruments, including bonds, loans, asset-backed securities and credit default swaps and in some or all quality segments including investment grade, high yield, and emerging markets debt. Fixed income arbitrage generally involves Portfolio Managers attempting to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns. Convertible arbitrage generally involves seeking to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Fund. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 2 to 90 day notice period. Portfolio Funds representing approximately 10% in this strategy are classified as Level 3 investments due to redemptions subject to a minimum lock-up period. A Portfolio Fund representing approximately 1% in this strategy is classified as Level 3 due to gated redemptions at the investor account level. A Portfolio Fund representing less than 1% in this strategy is classified as a Level 3 investment because the Portfolio Fund is in liquidation. The remaining approximately 89% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

38	Permal Hedge Strategies Portfolio 2014 Annual Report

Global event-driven strategies can include distressed debt, risk arbitrage, special situations and activists. Portfolio Managers employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst. Risk arbitrage generally involves Portfolio Managers attempting to seek to exploit the change in the price of a firm’s securities as a result of a takeover or merger. Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm. Special situations strategies involve investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events. Distressed securities involve investing in securities of a company that is near or in bankruptcy and, as a result, the securities are trading at a reduced price. Activist strategies attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation. Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions. The Portfolio Funds within this strategy have quarterly liquidity, and are generally subject to a 30 to 90 day notice period. A Portfolio Fund representing approximately 3% in this strategy is classified as a Level 3 investment due to its classification as a side pocket investment. The remaining approximately 97% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in cash securities, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies. Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio

Permal Hedge Strategies Portfolio 2014 Annual Report	39

Notes to financial statements (cont’d)

Managers tend to employ leverage. Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Portfolio Managers using natural resources trading strategies use commodity trading strategies generally investing on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 15 to 60 day notice period. All of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

The Master Fund is not able to obtain complete investment holding details of each of the Portfolio Funds in order to determine whether the Master Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the net assets of the Master Fund as of March 31, 2014. However, as of each Portfolio Fund’s most recently available audited financial statements, a review of the condensed schedule of investments did not indicate any investments for which the Master Fund’s proportionate share exceeded 5% of net assets of the Master Fund.

(b) Cash. The cash at March 31, 2014 consists of deposit accounts with The Bank of New York Mellon. Such cash, at times, may exceed U.S. federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(c) Security transactions and investment income. The Master Fund’s transactions are accounted for on a trade-date basis. Realized gains and losses on Master Fund transactions are determined by use of the specific identification method. Interest income and expenses are recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Master Fund will indirectly bear a portion of the Portfolio Funds’ income and expenses, including management fees and incentive fees charged by the Portfolio Funds. That income and those expenses are recorded in the Master Fund’s financial

40	Permal Hedge Strategies Portfolio 2014 Annual Report

statements as unrealized appreciation/depreciation and not as income or expense on the Statement of Operations or in the Financial Highlights.

(d) Compensating balance arrangements. The Master Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Master Fund’s cash on deposit with the bank.

(e) Method of allocation. Net investment income and net realized gains and/or losses of the Master Fund are allocated pro rata, based on respective ownership interests, among the investors in the Master Fund.

(f) Income taxes. The Master Fund is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Fund is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Fund. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Fund’s assets will be managed so an investor in the Master Fund can satisfy the requirements of Subchapter M of the Internal Revenue Code.

For tax purposes, the Master Fund became a partnership following the special distribution on June 27, 2013 made by Permal Hedge Strategies Fund I when Permal Hedge Strategies Fund I and Permal Hedge Strategies Fund II contributed their interests in the Portfolio Funds received as a result of this special distribution to the Master Fund in exchange for interests in the Master Fund.

The tax basis of the investments in the Portfolio Funds that were contributed to the Master Fund was increased for the gain recognized by Permal Hedge Strategies Fund I as a result of the special distribution. This resulted in a higher tax vs. book cost of investments at the Master Fund and less gain or loss to be recognized upon future dispositions of the Portfolio Funds.

Management has analyzed the Master Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2014, no provision for income tax is required in the Master Fund’s financial statements. The Master Fund’s U.S. federal and state income tax returns for the current tax year are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Organization and offering costs. Organization expenses of $15,838, which have been incurred through March 31, 2014, were expensed by the Master Fund and will be reimbursed by the manager. Offering expenses of $14,141, which have been incurred through March 31, 2014, have been deferred and will be amortized to expense over the first twelve months of operations on a straight-line basis. As of March 31, 2014, the remaining deferred offering expenses were $4,315.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Master Fund’s investment manager and Permal is the Master Fund’s sub-adviser and is a member of The Permal Group, owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Permal Group Ltd. is a subsidiary of Legg Mason.

Permal Hedge Strategies Portfolio 2014 Annual Report	41

Notes to financial statements (cont’d)

Under the investment management agreement between the Master Fund and LMPFA, the Master Fund pays an investment management fee, calculated and paid monthly, at an annual rate of 1.10% of the Master Fund’s average monthly managed assets. “Managed assets” means net assets plus the principal amount of any borrowings and assets attributable to any preferred shares that may be outstanding.

During the period ended March 31, 2014, LMPFA waived fees and/or reimbursed expenses of $220,048.

LMPFA is also permitted to recapture amounts waived or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense.

At March 31, 2014, the Master Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Expires March 31, 2017	$220,048

LMPFA provides administrative and certain oversight services to the Master Fund. LMPFA delegates to the sub-adviser the day-to-day portfolio management of the Master Fund. For its services, LMPFA pays Permal an amount equal to 1.00% of the Master Fund’s average monthly managed assets.

Fixed fees of the Portfolio Funds are generally expected to range from 1% to 3% annually of the value of the Master Fund’s investment and incentive allocations or fees of the Portfolio Funds are generally expected to range from 15% to 30% annually of a Portfolio Fund’s net profits or performance. These fixed fees and incentive allocations or fees of the Portfolio Funds are accounted for in the valuations of the Portfolio Funds and are not reflected in the management fees reflected in the Statement of Operations.

All officers and one Trustee of the Master Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Master Fund.

3. Investments

For the period June 12, 2013 (commencement of operations) to March 31, 2014, the aggregate cost of purchases and proceeds from sales of Portfolio Funds (excluding short-term investments) were as follows:

Purchases	$6,650,000
Sales	1,247,657

On June 12, 2013, Permal Hedge Strategies Fund I transferred all of its investable assets, with a value of $23,467,652, including net unrealized appreciation of $3,177,651, to the Master Fund in exchange for an interest in the Master Fund. In addition, Permal Hedge Strategies Fund I transferred cash of $976,802 and receivables of $46,566.

On June 27, 2013, Permal Hedge Strategies Fund I declared a special distribution in the aggregate amount of approximately 59% of the Permal Hedge Strategies Fund I’s interest in the Master Fund, a substantial portion of which was subsequently invested in Permal Hedge Strategies Fund II, another feeder fund that invests substantially all of its assets in the Master Fund.

42	Permal Hedge Strategies Portfolio 2014 Annual Report

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for U.S. federal income tax purposes were as follows:

Gross unrealized appreciation	$1,965,940
Gross unrealized depreciation	(187,967)
Net unrealized appreciation	$1,777,973

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between the book and tax cost basis of the Portfolio Funds contributed to the Master Fund and differences between the book vs. taxable income and capital gains recognized on passive foreign investment companies treated as qualified electing funds.

4. Derivative instruments and hedging activities

U.S. GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

For the period June 12, 2013 (commencement of operations) to March 31, 2014, the Master Fund did not invest in any derivative instruments.

5. Financial Instruments with off-balance sheet risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of its investment in the respective Portfolio Funds.

6. Redemption penalty

The Master Fund may be charged a redemption penalty for redeeming its interests of certain Portfolio Funds prior to the expiration of applicable lock-up periods. For the period June 12, 2013 (commencement of operations) to March 31, 2014, the Master Fund did not incur a redemption penalty.

7. Contingencies

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Master Fund based on events which have not yet occurred. However, based on experience, the Master Fund believes the risk of loss from these arrangements to be remote.

8. Recent accounting pronouncement

The Master Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210)—Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”), Balance Sheet (Topic 210)—Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of

Permal Hedge Strategies Portfolio 2014 Annual Report	43

Notes to financial statements (cont’d)

financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

9. Subsequent events

Management has evaluated the impact of all subsequent events on the Master Fund through the date financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

44	Permal Hedge Strategies Portfolio 2014 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Interestholders

Permal Hedge Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of Permal Hedge Strategies Portfolio (the “Master Fund”), including the schedule of investments, as of March 31, 2014, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the period from June 12, 2013 (commencement of operations) to March 31, 2014. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the underlying portfolio managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Permal Hedge Strategies Portfolio as of March 31, 2014, the results of its operations and cash flows, the changes in its net assets and the financial highlights for the period from June 12, 2013 (commencement of operations) to March 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 23, 2014

Permal Hedge Strategies Portfolio 2014 Annual Report	45

Additional information (unaudited)

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Master Fund. Information about the Trustees and Officers of the Fund can be found on pages 19 through 24 of this report.

46	Permal Hedge Strategies Portfolio

Permal

Hedge Strategies Fund II

Trustees

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Kenneth D. Fuller

Chairman

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Permal Hedge Strategies Fund II

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadviser

Permal Asset Management LLC

Custodian and transfer agent

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Fund’s website at www.leggmason.com, or contact the Fund at 1-800-822-5544.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Permal Hedge Strategies Fund II

Permal Hedge Strategies Fund II

620 Eighth Avenue

49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-822-5544.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-822-5544, (2) on the Fund’s website at www.permalhsf.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Permal Hedge Strategies Fund II for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML016406 5/14 SR14-2191

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson and Eileen A. Kamerick, the Co-Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson and Ms. Kamerick as the Audit Committee’s financial experts. Mr. Hutchinson and Ms. Kamerick are “independent” Director’s pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal periods ending March 31, 2013 and March 31, 2014 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, was $0 in 2013 and $0 in 2014.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in 2013 and $0 in 2014.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Permal Hedge Strategies Fund II (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2013 and $0 in 2014.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Period for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Permal Hedge Strategies Fund II.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Permal Hedge Strategies Fund II requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Permal Hedge Strategies Fund II, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2013 and for 2014; Tax Fees were 100% for 2013 and 2014; and Other Fees were 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Permal Hedge Strategies Fund II, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Permal Hedge Strategies Fund II during the reporting period were $0 in 2014.

(h) Yes. Permal Hedge Strategies Fund II Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Permal Hedge Strategies Fund II or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-822-5544, (2) on the fund’s website at www.permalhsf.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Permal Asset Management Inc. (“Permal”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Permal will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

I. Policy

Permal has adopted and implemented policies and procedures that it believes are reasonably designed to determine that proxies are voted in the best interests of clients. While the proxy policy serves as a guideline, there may be instances in which clients’ shares may not be voted in strict adherence to these guidelines.

PAMI and PCM’s Proxy Voting Policies are included as exhibits to the Compliance Manual.

PAMI is subject to additional requirements as specified in the addendum to this Overview and Procedures Memorandum.

II. ERISA Requirements

Advisers to ERISA plans have an obligation to take reasonable steps under the circumstances to verify that it receives the client’s proxies. The Department of Labor has also indicated that the investment adviser, having voted the proxies must properly document its vote by keeping adequate records.

Permal must act prudently, solely in the interest of plan participants and beneficiaries, and for the exclusive purpose of providing benefits to them when voting the proxies. Permal must consider those factors that would affect the value of the plan’s investments and may not subordinate the interests of the plan participants and beneficiaries to unrelated objectives.

III. Proxy Voting Authority

In the case of discretionary clients, it will be assumed that Permal has been granted proxy voting authority unless the advisory agreement clearly states otherwise.

IV. Voting Guidelines

The Proxy Administrator or the Proxy Administrator’s Assistant under the guidance of the Proxy Administrator will generally cast proxy votes, particularly on routine proposals, in accordance with management’s recommendations.

Routine proposals are those that do not change the structure, governing rules or operations of the corporation or portfolio fund to which the proxy relates. Traditionally, these routine issues include, among others, the approval of auditors; a change in company name and Board of Director elections.

The Proxy Administrator will determine how votes should be cast for issues that do not fall into a routine category, e.g., changes of redemption terms, by applying the general principals of this policy and by consulting with the Investment Managers of the clients holding the securities for which the proxies are to be voted, as necessary.

1 As of March 2012, these policies are only applicable to PAMI and PCM as Permal UK and Permal Dubai donot have any US domiciled clients and no other Permal entity is registered with the SEC.

V. Voting Procedures

The Proxy Administrator or the Proxy Administrator’s assistant is generally responsible for voting proxies on time and for properly transmitting the executed proxy card to the issuer or appropriate proxy agent acting on the issuer’s behalf. At times proxies may be voted by other members of Permal’s Investment Team.

The Proxy Administrator will not vote proxies if Permal concludes that the effect on shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant, or the cost of voting the proxy exceeds the expected benefits to the clients or Permal anticipates selling the security in the near future. This will be determined in consultation with the Investment Managers.

Permal does not notify clients when it receives proxies for securities held in their accounts. However, clients have the right to submit their proxy voting preferences on any issue that is subject to a shareholder vote to the Proxy Administrator either at the time they enter into an advisory relationship with Permal or as the need arises. The Legal and Compliance Department will maintain documentation of these requests.

VI. Adviser Activism

In instances where Permal intends to take a public position in a proxy contest, Permal must comply with all applicable reporting policies adopted by Legg Mason regarding such activity. The Proxy Administrator should contact the General Counselor Director or Global Compliance for assistance.

VII. Client Disclosure and Information

The Client Administration Department or the Local Compliance Officer, as applicable, will provide the Proxy Voting Statement to new clients.

Clients will be directed to submit requests for the proxy voting records to the Legal and Compliance Department. The Legal and Compliance Department will maintain documentation of these requests and will prepare a report for the client detailing the subject matter of each vote, the date of the vote and whether the matter was approved or rejected.

VIII. New Accounts\Holdings

The Client Administration Department will notify the custodians of clients’ accounts to send proxy statements to the attention of the Proxy Administrator. Custodians of accounts managed by third party portfolio managers will be requested to send the proxy statements directly to these portfolio managers.

IX. Conflicts of Interest

The Proxy Administrator will promptly report to the Legal and Compliance Department any attempts by others to influence Permal’s voting of client proxies in a manner that appears to be inconsistent with the best interests of the clients.

The Proxy Administrator will monitor corporate actions so as to ascertain whether a potential material conflict of interest exists prior to voting client proxies.

The Local Compliance Officer will inform the Proxy Administrator of any instances where an Investment Manager has informed him/her that a potential material conflict of interest exists.

The Proxy Administrator will notify the Legal and Compliance Department of any potential material conflict of interest.

In the event that a material conflict of interest does exist, the General Counsel will determine any necessary disclosures relating to the conflict of interest that need to be made to the client. Client consent to the vote must be obtained prior to voting the proxy.

Occasionally, Permal may invest a direct client account or a Permal sponsored fund (“Permal Fund”) into a Permal Fund. In the event the Permal Fund issues a proxy relating to a non-routine matter, the Director of Client Administration will obtain consent to the vote from the client (in the case of a direct client account) or an independent board member (in the case of a Permal Fund).

In addition to reporting all potential material conflicts of interest, the Proxy Administrator will report to the Legal and Compliance Group any additional compliance related issues that arise in connection with the performance of his/her proxy-voting obligations.

X. Books and Records

The following books and records related to proxy voting activities will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office:

•	proxy statements received regarding client securities;

•	record of each vote cast;

•	a copy of any documentation created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•	each written client request for proxy voting records and the written response to any client request for such records.

The Legal and Compliance Department will maintain a copy of the Proxy Voting Policies and Procedures and Proxy Voting Statements sent to clients.

Proxy Voting PAMI Addendum

I. Overview

These policies supplement the Proxy Voting Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Managed Accounts

The Proxy Administrator will not monitor or vote proxies held in accounts managed by third party portfolio managers (“Portfolio Managers”).

The Legal Department will verify that clients’ Investment Management Agreements with Portfolio Managers require that the Portfolio Managers vote all proxies for securities held in the account.

III. Voting Procedures For US Registered Investment Companies

Proxies Issued by US Registered Investment Companies

To avoid certain potential conflicts of interest, PAMI will employ echo voting, where required, when a US registered investment company it manages or advises invests in an underlying fund which is also a US registered investment company and such investment was made in reliance on Section 12(d)(1) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order. Echo voting means that PAMI will vote the shares in the same proportion as the vote of all of the other holders of the underlying US registered investment company’s shares.

PAMI may opt to vote these proxies in accordance with its general voting procedures where it deems appropriate and in compliance with applicable law and/or regulatory requirements.

Proxies Issued by Exchange Traded Funds

PAMI will echo vote proxies issued by an underlying portfolio which is a US exchange-traded fund to the extent required by the procedures of the US registered investment company it manages or advises.

The procedures for the Legg Mason Permal Tactical Allocation Fund and the Permal Hedge Strategies Fund are incorporated by reference into this policy.

Proxies Issued by Securities Received as Part of a Redemption in Kind

PAMI contemplates that there may be instances where a US registered investment company it manages or advises may temporarily own a basket of securities other than US registered investment companies (“Non-fund Securities”) generally due to being redeemed in kind from an underlying US registered investment company. It is generally PAMI’s policy to seek to liquidate the Non-Fund Securities received as soon as practicable. In such instances, PAMI does not intend to vote any proxies issued by a Non-Fund Security whose proxy record date happens to fall during the period the Non-Fund Security is owned by the PAMI client.

Proxy Voting PCM Addendum

I. Overview

These policies supplement the Proxy Voting Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Conflicts of Interest

In any instance where there is a material conflict of interest relating to a proxy vote and the client is a limited partnership for which PCM or an affiliate serve as GP, the Local Compliance Officer will obtain consent to the vote from either a member of the fund’s Investment or Advisory Committees who is not affiliated with PCM or an independent third party retained by the fund.

PERMAL ASSET MANAGEMENT INC.

PROXY VOTING STATEMENT

Permal Asset Management Inc. (“PAMI”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients and in accordance with its fiduciary duties. While PAMI’s proxy policy serves as a guideline, its fiduciary duty to clients requires PAMI to examine each resolution offered. For this reason, there may be instances in which clients’ shares may not be voted in strict adherence to these guidelines.

At any time, a client may request a copy of PAMl’s Proxy Voting Policy and PAMI’s proxy voting records for its account from the Legal and Compliance Department and/or may submit his or her own proxy voting preference on any issue that is subject to a shareholder vote to the Proxy Administrator. The Proxy Administrator may be reached at 212-418-6500 or proxyadmin@permal.com.

PAMI’s proxy voting policies may be amended from time to time.

Voting Guidelines

As part of PAMI’s investment process, it examines the management of all companies in which it is interested in investing. PAMI generally will not hold securities of companies whose management it questions. Consequently, PAMI casts most of its proxy votes, particularly on routine proposals, in accordance with management’s recommendations. Routine proposals are those that do not change the structure, governing rules or operations of the corporation to the detriment of the clients. Traditionally, these issues include, among others, approval of auditors, a change in company name and Board of Director elections.

Non-routine proposals are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on a client’s investment. PAMI will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the best interest of the client. Non-routine proposals include, among others, director nominations in contested elections and changes in redemption terms.

Proposals submitted to shareholders for vote usually include issues of corporate governance and other non-routine matters. PAMI will review each issue on a case-by-case basis in order to determine the position that best represents the best interest of its clients.

PAMI does not vote or review proxies on securities held by underlying portfolio funds or accounts managed by third party Portfolio Managers. The managers for these funds/accounts vote proxies based on their Proxy Voting Procedures.

Voting Procedures

The Proxy Administrator will monitor the corporate actions of the issuers of securities held in clients’ accounts, determine if any potential material conflicts of interest exist and ensure the proper and timely transmittal of the voted proxy.

The Proxy Administrator will determine the votes for issues that do not fall into one of the categories defined above, applying the general principles of the Proxy Voting Policy.

PAMI may abstain from voting a client proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; if PAMI anticipates selling a security in the near future; or if the cost of voting the proxy exceeds the expected benefit.

Conflicts of Interest

In routine matters, PAMI votes proxies in accordance with established guidelines, and the opportunity for conflict generally does not arise. In matters that PAMI examines on a case-by-case basis, or where parties may seek to influence PAMI’s vote, or in any instance where PAMI believes there may be an actual or perceived material conflict of interest, PAMI will disclose the potential material conflict of interest to the clients and obtain their consents before voting. PAMI seeks to resolve all potential material conflicts of interest in the best interest of clients.

March 2012

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND		LENGTH OF PRINCIPAL OCCUPATION(S) DURING
ADDRESS		TIME SERVED PAST 5 YEARS
Javier F. Dyer Permal 900 Third Avenue New York, NY 10022	Since 2013	Deputy Chief Investment Officer and Portfolio Manager of Permal Asset Management Inc. (“Permal”) and the lead Portfolio Manager for Permal Fixed Income Holdings N.V. and co-portfolio manager for Permal Investment Partners, LP and Permal Multi-Manager-Funds (Lux) Advantage Multi-Strategy Fund. In addition, his responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage fixed income and credit related strategies. He has been with The Permal Group since 2003.

Alexander Pillersdorf Permal 900 Third Avenue New York, NY 10022	Since 2013	Senior Financial Analyst and Co-Portfolio Manager of Permal Fixed Income Holdings N.V, Permal Emerging Markets Holdings N.V., Legg Mason Permal Tactical Allocation Fund, Legg Mason Permal Global Absolute Fund and Permal Silk Road Fund Ltd. He joined The Permal Group in 2005 as a Financial Analyst. Prior to Permal, Mr. Pillersdorf was a Financial Analyst at Houlihan Lokey Howard & Zukin.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of March 31, 2014.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance -Based
Javier F. Dyer	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	5	$5.1 billion	4	4.9 billion
	Other Accounts	2	693.0 million	2	693.0 million

Alexander Pillersdorf	Other Registered Investment Companies	2	109.5 million	None	None
	Other Pooled Vehicles	8	5.3 billion	7	5.0 billion
	Other Accounts	4	734.0 million	1	229.0 million

(a)(3): Portfolio Manager Compensation

Permal portfolio managers earn from Permal a base salary, with an opportunity to earn a bonus, which varies depending on job level and is set at the sole discretion of Permal’s compensation committee. No Permal portfolio managers are compensated on the basis of assets raised. Wage and salary increases are based on merit and business conditions. Length of service and cost of living may also be considered. Permal conducts compensation reviews periodically, often following a performance review.

Permal also encourages ongoing education and provides time and monetary support for employees taking additional classes related to their job functions to improve their skills and knowledge base. In addition, Permal provides employees with a 401(k) plan and has a matching contribution program in connection with the 401(k) plan.

Potential Conflicts of Interest

The investment activities of the subadviser, the investment advisers of the underlying funds and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the fund and its shareholders. The Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the fund’s investment program. The Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the fund. The trading activities of the Related Parties are carried out without reference to positions held directly or indirectly by the fund. In addition, and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use underlying funds that are either already a part of the fund’s portfolio or that may be appropriate for investment by the fund. In some cases, these underlying funds may be capacity constrained. The Related Parties are under no obligation to provide the fund with capacity with respect to these underlying funds and, accordingly, the fund may not have exposure or may have reduced exposure with respect to these underlying funds. The fund’s operations may give rise to other conflicts of interest that could disadvantage the fund.

Certain Related Parties participate in the fixed income, equity and other markets in which the fund directly or indirectly invests. In addition, certain Related Parties are actively engaged as investors, advisers and/or market makers, agents and principals in relation to certain of the same securities, issuers, currencies and other instruments in which the assets of the fund (directly or through the underlying funds) may be invested, and these activities may have a negative effect on the fund.

Certain Related Parties may give advice and take action with respect to any of their clients or proprietary or other accounts that may conflict with the advice given to the fund, or may involve a different timing or nature of action taken than with respect to the fund. Such transactions, whether with respect to proprietary accounts, customer accounts other than those advised by the manager or the subadvisers, or certain other accounts that are advised by the manager or the subadvisers, may affect the prices and availability of the securities, currencies and other instruments in which the fund (directly or indirectly through the underlying funds) may invest. In addition, accounts or funds managed by the Related Parties may compete with the fund (directly or indirectly through the underlying funds) for investment opportunities. As a result, transactions for the fund (directly or indirectly through the underlying funds) may be effected at prices or rates that may be less favorable than would have been the case absent such conflicts, and the fund may be negatively affected. The results of the investment activities of the fund may differ significantly from the results achieved by Related Parties for other accounts managed by them. This may have a negative effect on the fund.

Subject to applicable regulatory requirements, the fund may invest (directly or indirectly through the underlying funds) in securities of companies affiliated with the Related Parties or in which certain of the Related Parties have an equity or participation interest. The purchase, holding and sale of such investments by the fund (directly or indirectly through the underlying funds) may enhance the profitability of the Related Parties’ own investments in such companies.

Certain Related Parties may buy and sell securities or other investments for their own accounts, including interests in the underlying funds, and conduct other activities that may cause the same types of conflicts as those conflicts described herein applicable to the proprietary, management, advisory and other activities of Related Parties. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the investment manager or the subadvisers that are the same, different from or made at different times than positions taken for the fund or an underlying fund in which the fund participates. In connection with the above, each of the fund, the manager and the subadvisers have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the fund’s portfolio transactions.

Accounts or underlying funds managed or advised by Related Parties (including those managed by the manager and subadvisers) may have investment objectives that are similar to those of the fund and/or may engage in transactions in the same types of securities, currencies and instruments as the fund, and from which the manager, the subadvisers or other Related Parties may receive more or less compensation for its services than the manager and subadvisers receive from the fund. As a result, Related Parties and accounts or funds which Related Parties may manage or advise (including, without limitation, those funds discussed in greater detail below), or in which Related Parties and their personnel may have a proprietary interest, may compete with the fund for appropriate investment opportunities. For example, investment advisers of the underlying funds may limit the number of investors in or size of an underlying fund or the amount of assets and accounts that they will manage. The allocation of such opportunities among Related Parties’ funds and accounts may present conflicts, as may the potentially different investment objectives of different investors. In determining such allocations, a number of factors may be considered, which may include the relative sizes of the applicable funds and accounts and their expected future sizes, the expected future capacity of the applicable underlying funds, the funds available for allocation at any given time and the investment objectives of the fund and such other funds and accounts. Allocation of investment opportunities among the fund and other funds and accounts will be made by the subadvisers or by Related Parties in their capacities as the managers of such funds and accounts in a reasonable and equitable manner, as determined by them in their sole discretion. The disposition of any such investments is subject to the same conditions.

Subject to applicable regulatory requirements, Related Parties from time to time may invest proprietary or client capital with investment advisers, including investment advisers of the underlying funds selected by the fund, and may also invest in underlying funds in which the fund invests on terms different from the interests held by the fund. In addition, Related Parties may have other business relationships with such investment advisers. Related Parties may perform or seek to perform investment banking and other financial services for, and will receive compensation from, underlying funds, the sponsors of underlying funds, companies in which underlying funds invest or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees,financing or commitment fees or other types of compensation. Compensation for investment banking and other financial services will not be shared with the fund and may be received before the fund realizes a return on its investment. Related Parties may also provide brokerage services to underlying funds or act as a prime broker for underlying funds in compliance with applicable law, including, without limitation, the 1940

Act. In connection with such brokerage services, Related Parties may provide research products and services to the underlying funds. Due to such relationships, the subadvisers may face a conflict in evaluating the applicable investment advisers of the underlying funds or underlying funds. Moreover, as a result of certain of such relationships, Related Parties may take actions with respect to an underlying fund, such as making a margin call, that may materially adversely affect such underlying fund and, therefore, the fund.

Related Parties may, from time to time, purchase shares of the fund. Any redemption of shares held by the Related Parties will be effected pursuant to the fund’s redemption policies. Such redemptions may have an adverse effect on the fund’s investment strategies, the breadth of their allocation of investments and on the fees, expenses and costs incurred by the fund.

To the extent permitted by applicable law, including, without limitation, the 1940 Act, an underlying fund may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which one of the Related Parties, acting as principal or on a proprietary basis for its customers, serves as the counterparty. The manager, the subadvisers and other Related Parties will not, directly or indirectly, purchase securities or other property from, or sell securities or other property to, the fund except in accordance with applicable law. However, subject to compliance with applicable law, including without limitation, the 1940 Act, the fund may engage in transactions with accounts that are affiliated with the fund because they are advised by Related Parties or because they have common officers, directors or managers. Such transactions would be made in circumstances where a subadviser has determined that it would be appropriate for the fund to purchase and a subadviser or another client of the Related Parties to sell, or the fund to sell and another client of the Related Parties to purchase, the same security or instrument on the same day.

To the extent permitted by applicable law (including, without limitation, the 1940 Act), the fund (directly or indirectly through underlying funds) may purchase investments that are issued, or the subject of an underwriting or other distribution, by Related Parties. It is anticipated that the commissions, mark-ups and mark-downs charged by Related Parties will be, in their view, commercially reasonable, although Related Parties will have an interest in obtaining commission rates, mark-ups and mark-downs that are favorable to such Related Parties.

Purchases or sales of securities for the account of the fund may be bunched or aggregated with orders for other accounts of the Related Parties, including other investment partnerships (including those in which the Related Parties or their employees have a beneficial interest). In the event that it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices would be averaged, and the fund will be charged or credited with the average price. Thus, the effect of the aggregation may be disadvantageous to the fund on some occasions. In addition, under certain circumstances, the fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. It is expected that the underlying funds generally will follow the same practice, but there is no guarantee that they will do so. The manager or a subadviser may invest the fund’s assets in underlying funds or managed accounts managed by investment advisers affiliated with the Related Parties.

The manager or a subadviser may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest in that the manager or a subadviser may have an incentive to allocate the investment opportunities that it believes might be the most profitable to such other accounts instead of allocating them to the fund.

Conflicts of Interest of Underlying Fund Investments

The subadvisers anticipate that each investment adviser of an underlying fund will consider participation by the applicable underlying fund in all appropriate investment opportunities that are also under consideration for investment by the investment advisers of the underlying funds for other funds and accounts managed by the investment adviser (“Underlying Adviser Accounts”) that pursue investment programs similar to that of the applicable underlying funds or the fund. However, there can be no guarantee or assurance that investment advisers of the underlying funds will follow such practices or that an investment adviser will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which an investment adviser of an underlying fund will cause its Underlying Adviser Accounts to commit a larger percentage of their assets to an investment opportunity than to which the investment adviser of the underlying fund will commit assets of the underlying fund. Circumstances may also arise under which an investment adviser of the underlying fund will consider participation by its Underlying Adviser Accounts in investment opportunities in which the investment adviser intends not to invest on behalf of the underlying fund, or vice versa.

Situations may occur where the fund could be disadvantaged by investment activities conducted by the investment adviser of an underlying fund for the Underlying Adviser Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for an underlying fund in which the fund and/or Underlying Adviser Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of underlying fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

An investment adviser of an underlying fund may from time to time cause an underlying fund to effect certain principal transactions in securities with one or more Underlying Adviser Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the portfolio managers determine it is appropriate for the underlying fund to purchase and an Underlying Adviser Account to sell, or the underlying fund to sell and the Underlying Adviser Account to purchase, the same security or instrument on the same day.

Each investment adviser of an underlying fund and its affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including shares in underlying funds, and may have conflicts of interest with respect to investments made on behalf of an underlying fund in which the fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the underlying fund for their own accounts that are the same as, different from or made at different times than positions taken for the underlying fund. Future investment activities of the investment adviser of the underlying funds, or their affiliates, and the principals, members, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the fund.

Investment advisers of the underlying funds or their affiliates may from time to time provide investment advisory or other services to underlying funds and other entities or accounts managed by the investment advisers or their affiliates. In addition, investment advisers of the underlying funds or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the investment adviser) may provide to one or more Underlying Adviser Accounts.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of March 31, 2014.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Javier F. Dyer	A
Alexander Pillersdorf	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Permal Hedge Strategies Fund II

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 30, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 30, 2014